                                                                   EXHIBIT 10.19

                 SEVENTH AMENDMENT TO LEASE AGREEMENT BETWEEN
               METROPOLITAN LIFE INSURANCE COMPANY, AS LANDLORD
                                      AND
                         ACTIVE POWER, INC., AS TENANT

          To be attached to and form a part of Lease made the 12/th/ day of March 1996 (which together with any amendments, modifications and extensions thereof, is hereinafter called the Lease), between Landlord and Tenant.

     THIS SEVENTH AMENDMENT TO LEASE AGREEMENT (this "Seventh Amendment) made
                                                      -----------------
and entered into as of the _________ day of _______________, 2000 by and between METROPOLITAN LIFE INSURANCE COMPANY ("Landlord") and ACTIVE POWER, INC.,
                                      --------
("Tenant").

                             W I T N E S S E T H:

     Landlord and Tenant entered into that certain Lease Agreement dated March 12, 1996 (the "Lease" for space in Stonehollow 1), amended by the First
               -----
Amendment dated June 24, 1996 increasing the square footage to 8,100 square feet in Stonehollow 1, Suite 135, amended by the Second Amendment dated September 4, 1996 notifying Landlord of a name change from "Magnetic Bearing Technologies" to "Active Power, Inc." amended by the Third Amendment dated October 10, 1997 expanding into STONEHOLLOW 2 for approximately an additional 15,080 square feet of space located at 11525 Stonehollow Drive, Suite 255, Austin, Texas for a total of 23,180 square feet of space, amended by the Fourth Amendment dated August 20, 1999 extending the term in Stonehollow 2, Suite 255 for an additional twelve months, amended by the Fifth Amendment dated February 9, 2000 extending the lease term for Suite 135 and Suite 255 to expire on March 31, 2003 and expansion into Suites 120, 110 and 130 to expire March 31, 2003, and amended by the Sixth Amendment where Tenant expanded into Suite 155 for an additional 4,050 square feet.

     Landlord and Tenant now desire to further amend the Lease Agreement and Amendments in certain respects as more fully hereinafter set forth. Landlord and Tenant agree as follows:

     Commencement Date for the "expansion space" (Suite 155) is confirmed to be December 15, 2000.

Except as specifically amended hereby, the Lease shall remain unaffected hereby and in full force and effect as originally written.

          DATED AS OF THE __________ DAY OF _________________, 2001.

        WITNESS:                      LANDLORD:
                                      Metropolitan Life Insurance Company, a New
                                      York Corporation; on behalf of a
                                      commingled separate account
        ___________________________
                                      BY: SSR Realty Advisors, Inc., a Delaware
                                      corporation, as Investment Advisor to
                                      Metropolitan Life Insurance Company

                                      By:___________________________________
                                      Name:     ____________________________
                                      Title:    ____________________________
                                      Address:  ____________________________
                                                ____________________________
                                                ____________________________

          DATED AS OF THE __________ DAY OF _________________, 2001.

        WITNESS:                      TENANT:
                                      ACTIVE POWER, INC.

        ___________________________
                                      By:___________________________________
                                      Name:     ____________________________
                                      Title:    ____________________________
                                      Address:  ____________________________
                                                    ____________________________